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Exhibit 10.13

Medicare Advantage Attestation of Benefit Plan

WELLCARE_OF NEW YORK, INC.

H3361

Date: 08/29/2012

I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the abovestated organization will make available to eligible beneficiaries in the approved service area during program year 2013. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2012 and 2013, including but not limited to, the 2013 Call Letter, the 2013 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
043	0	6	WellCare Liberty (HMO SNP)	HMO	Renewal	0.00	20.60	08/20/2012	01/01/2013
059	0	5	WellCare Advance (HMO)	HMO	Renewal	0.00	N/A	08/20/2012	01/01/2013
065	0	7	WellCare Access (HMO SNP)	HMO	Renewal	0.00	18.90	08/20/2012	01/01/2013
098	0	6	WellCare Liberty (HMO SNP)	HMO	Renewal	0.00	16.90	08/20/2012	01/01/2013
099	0	8	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/24/2012	01/01/2013
105	0	6	WellCare Advocate Complete (HMO SNP)	HMO	Renewal	0.00	28.40	08/20/2012	01/01/2013
106	0	6	WellCare Choice (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/20/2012	01/01/2013
109	0	6	WellCare Access (HMO SNP)	HMO	Renewal	0.00	40.40	08/20/2012	01/01/2013
129	0	6	WellCare Choice (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/20/2012	01/01/2013
130	0	6	WellCare Rx (HMO)	HMO	Renewal	0.00	1.60	08/20/2012	01/01/2013

H3361

THOMAS TRAN	8/29/2012 2:07:21 PM

Contracting Official Name	Date

P.O. BOX 1652
WELLCARE_OF NEW YORK, INC.	NEWBURGH, NY 12551

Organization	Address

H3361